Exhibit 10.1

SECOND AMENDMENT TO OFFER LETTER

This SECOND AMENDMENT TO OFFER LETTER (the “Amendment”) is made by and between resTORbio, Inc., a Delaware corporation (the “Company”) and Joan Mannick, M.D. (the “Executive”), and is effective as of March 1, 2019, as amended (the “Effective Date”).  Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Offer Letter (as defined below).

WHEREAS, the Company and the Executive entered into an Offer Letter dated March 31, 2017, as amended upon the closing of the Company’s first underwritten public offering of its equity securities pursuant to an effective registration statement under the Securities Act of 1933 (the “Offer Letter”) and desire to amend the Offer Letter as set forth herein; and

WHEREAS, except as expressly provided in this Amendment, all other terms of the Offer Letter shall continue in full force and effect on and after the date of this Amendment.

1.Section 3(b) shall be amended by deleting “35%” and replacing it with “40%”.

2.Counterparts.  This Second Amendment may be executed in counterparts, each of which when so executed and delivered shall be considered an original; but such counterparts shall together constitute one and the same document.

[Signature page follows]

IN WITNESS WHEREOF, this Amendment has been executed by duly authorized officers of the Company and by the Executive.

RESTORBIO, INC.

By:	/s/ Chen Schor
Chen Schor
President and CEO

EXECUTIVE

By:	/s/ Joan Mannick
Joan Mannick, M.D.

[Signature Page to Second Amendment to Offer Letter]